UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       April 25, 2007
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS

5.02(c) On April 25, 2007, Mr. Robert R. Djokovich was elected to the position of Chief Operating Officer for Ramtron International Corporation (the "Company"). Mr. Djokovich has served as Vice President of Product Realization for the Company since January 2006.

There are no family relationships between Mr. Djokovich and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Djokovich is not a party to any transactions or agreements with the Company other than his employment as Chief Operating Officer. In connection with his appointment as Chief Operating Officer of the Company, Mr. Djokovich entered into a Change-in-Control Agreement with the Company, described below.

Mr. Djokovich, age 50, joined the Company in January 2006. From April 1990 to December 2005, Mr. Djokovich was employed by Advanced Energy Industries and held various positions where he served as Vice President of Operations Engineering prior to his departure. Advanced Energy Industries is a company that develops, manufactures, and markets power conversion devices for the semiconductor equipment industry. Mr. Djokovich served on the Board of Directors of the US Olympic Committee from 2000 to 2004 and served as President of USA Team Handball from 2000 to 2004. Mr. Djokovich holds a Bachelor of Science degree in Engineering from the United States Air Force Academy.

5.02(e) Effective April 25, 2007, the Company entered into a Change-in-Control Agreement (the "Agreements") with its executive officers: William W. Staunton, Chief Executive Officer; Eric A. Balzer, Chief Financial Officer; and Robert R. Djokovich, Chief Operating Officer (collectively, the "Executive Officers"). The Company entered into such Agreements to induce and help assure continuity of management and operations.

Under the Agreements, Executive Officers, in the event of termination of the executive's employment by the Company, other than for "Cause," or by the executive for "Good Reason," the executive will receive: (i) a severance payment equal to two times current annual base salary, plus the greater of either two times the bonus paid to the executive for the prior year, or two times the target bonus for the current year; (ii) reimbursement for up to 18 months of continued eligibility to participate in medical and health benefit plans on the same use, terms and conditions in effect for the executive prior to his/her termination, plus the cash value of an additional 6 months of the same coverage; and (iii) immediate acceleration of vesting of all outstanding equity awards (stock options and restricted stock) granted to the executive. The Agreement shall continue in effect until April 25, 2009 and shall automatically renew for successive one (1) year terms unless notice of non-renewal is given ninety (90) days prior to such renewal date.

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A "Change-in-Control" generally includes the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding voting securities of the Company; (ii) the approval by the Company's stockholders of a merger of the Company with or into any other corporation of which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, unless (A) a majority of the members of the Company's board of directors continue to be members of the board of directors of the surviving corporation, or (B) no entity or person following the merger owns greater than 50% of the outstanding securities of the surviving entity; (iii) a consolidation of the Company with any other corporation; (iv) sale or disposition of all or substantially all of the Company's assets or the adoption of a plan of complete liquidation; or (iv) the members of the Board of Directors or those Board members nominated by the Company for election to the Board cease for any reason to constitute a majority of the Board.

The Agreements also provide for the Company's additional payment to the Executive Officers of the amount of any excise tax payable pursuant to
Section 280G of the Internal Revenue Code by the Executive Officer pursuant to a payment under the Agreement in relation to a change-in-control.

The form of Change-in-Control Agreement is attached hereto as Exhibit 10.52 and incorporated herein by reference.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            FISCAL YEAR

On April 25, 2007, pursuant to Section 109(a) of the Delaware General Corporation Law, the Company's Board of Directors (the "Board") approved an amendment to Article 4 of the Company's bylaws to provide for the issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates. The Board recognized that the Securities and Exchange Commission approved regulations of The Nasdaq Stock Market that will require securities to be eligible for listing on a Direct Registration System prior to the end of 2007, which provides for electronic direct registration of eligible securities. Section 158 of the Delaware General Corporation Law permits the Board to provide by resolution that some or all of the Corporation's common stock shall be uncertificated shares and the Board wishes to provide for uncertificated shares.

The Board also approved amendments to Article 1 of the Bylaws to provided that only the Board may call special meetings of the stockholders; to Article 3 to provide for the duties and responsibilities and authority of the Company's newly appointed Chief Operating Officer; and to Article 5, to clarify indemnification rights for the Company's directors and officers.

The Board is authorized by its Certificate of Incorporation and Bylaws to amend its Bylaws without stockholder approval.

The Company's Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

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ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (c)  Exhibits:

                3.2   Bylaws of Registrant, as amended.

              10.52 Form of Change-in-Control Agreement between Registrant and its executive officers dated April 25, 2007.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated May 1, 2007

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